Exhibit 99.1

PRESS RELEASE

Contacts:
Joseph Jones (Media)	Richard Veldran (Investors/Analysts)
jonesjo@dnb.com	veldranr@dnb.com
973.921.5732	973.921.5863

D&B Reports Strong 2007 Fourth Quarter and Full-Year

Results; Expects Continued Strength in 2008

•	Fourth Quarter Diluted EPS Before Non-Core Gains and Charges Up 15%; GAAP Diluted EPS Up 19%

•	Fourth Quarter Core and Total Revenue Up 8% Before the Effect of Foreign Exchange; Up 10% After the Effect of Foreign Exchange

•	Full Year Diluted EPS Before Non-Core Gains and Charges Up 17%; GAAP Diluted EPS Up 35%

•	Full Year Core and Total Revenue Up 7% Before the Effect of Foreign Exchange; Up 8% After the Effect of Foreign Exchange

•	Announces 2008 Program to Create $75 Million to $80 Million of Financial Flexibility

•	Updates 2008 Financial Guidance to Reflect Sale of Italian Real Estate Business

Short Hills, NJ – January 30, 2008— D&B (NYSE: DNB), the leading provider of global business information, tools and commercial insight, today reported results for the fourth quarter and year ended December 31, 2007. The Company also announced its 2008 financial flexibility program, the sale of its Italian real estate business and updated 2008 financial guidance.

“We are pleased with our 2007 results, as we once again met our financial commitments and extended our track record of consistent performance over time,” said Steve Alesio, D&B’s Chairman and CEO. “We delivered a strong fourth quarter, and exit 2007 with good momentum. We feel good about our prospects for the future, and expect to deliver continued growth in 2008.”

Sale of Italian Real Estate Business

On December 27, 2007, D&B completed the sale of its Italian real estate business which is now being accounted for as a discontinued operation. D&B sold this business for $9.0 million and received indemnification against certain potential data reuse fees. On a 2007 full-year basis, the Italian real estate business generated $60.5 million in revenue, $13.6 million in operating income, $5.4 million in net income and $0.09 of EPS. D&B will recognize a small non-core gain on the sale of this business in the first quarter of 2008.

The discussion of 2007 results in this press release includes the Italian real estate business, consistent with our 2007 guidance. GAAP results include non-core gains and charges and reflect the Italian real estate business as a discontinued operation.

See attached schedules 3 and 8 for a reconciliation of GAAP to non-GAAP results.

Fourth Quarter 2007 Results

Diluted earnings per share before non-core gains and charges for the quarter ended December 31, 2007, were $1.70, up 15 percent from $1.48 in the prior year similar period. On a GAAP basis, diluted earnings per share for the quarter ended December 31, 2007, were $1.74, up 19 percent from $1.46 in the prior year similar period.

Total revenue for the fourth quarter of 2007 was $480.7 million, up 8 percent from the prior year similar period before the effect of foreign exchange (up 10 percent after the effect of foreign exchange). Approximately one point of this growth was due to acquisitions. On a GAAP basis, revenue for the fourth quarter of 2007 was $464.7 million, up 8 percent from the prior year similar period before the effect of foreign exchange (up 10 percent after the effect of foreign exchange).

Total revenue results for the fourth quarter of 2007 reflect the following by solution set:

•

Risk Management Solutions revenue of $268.5 million, up 3 percent from the prior year similar period before the effect of foreign exchange (up 6 percent after the effect of foreign exchange). On a GAAP basis, Risk Management Solutions revenue was $252.5 million, up 3 percent before the effect of foreign exchange (up 5 percent after the effect of foreign exchange);

•	Sales & Marketing Solutions revenue of $164.4 million, up 12 percent before the effect of foreign exchange (up 14 percent after the effect of foreign exchange);

•	E-Business Solutions revenue of $29.3 million, up 19 percent before the effect of foreign exchange (up 20 percent after the effect of foreign exchange); and

•	Supply Management Solutions revenue of $18.5 million, up 18 percent before the effect of foreign exchange (up 19 percent after the effect of foreign exchange).

Operating income before non-core gains and charges for the fourth quarter of 2007 was $165.8 million, up 7 percent from the prior year similar period. On a GAAP basis, operating income was $155.8 million, up 7 percent from the prior year similar period. During the fourth quarter of 2007, the Company also incurred transition costs of $3.9 million compared with $3.0 million incurred in the prior year similar period.

Net income before non-core gains and charges for the fourth quarter of 2007 was $99.4 million, up 8 percent from the prior year similar period. On a GAAP basis, net income for the quarter was $101.7 million, up 11 percent from the prior year similar period.

Share repurchases during the fourth quarter of 2007 under the Company’s one-year, $200 million share repurchase program commenced in July 2007, totaled $98.2 million. These repurchases are in addition to the Company’s repurchases to offset the dilutive effect of shares issued under employee benefit plans, which totaled $20.7 million in the fourth quarter of 2007.

The Company ended the year with $175.8 million of cash and cash equivalents.

Fourth Quarter 2007 Segment Results

United States

Total revenue for the fourth quarter of 2007 was $362.3 million, up 8 percent from the prior year similar period.

U.S. total revenue results for the fourth quarter of 2007 reflect the following:

•	Risk Management Solutions revenue of $178.1 million, up 3 percent;

•	Sales & Marketing Solutions revenue of $140.0 million, up 12 percent;

•	E-Business Solutions revenue of $27.5 million, up 21 percent; and

•	Supply Management Solutions revenue of $16.7 million, up 17 percent.

Operating income for the fourth quarter of 2007 was $158.1 million, up 13 percent from the prior year similar period. The increase was primarily due to improved revenue in the U.S. segment, partially offset by costs associated with acquisitions and investments to enhance the Company’s strategic capabilities.

International

Total revenue for the fourth quarter of 2007 was $118.4 million, up 7 percent from the prior year similar period before the effect of foreign exchange (up 16 percent after the effect of foreign exchange). On a GAAP basis, revenue for the fourth quarter of 2007 was $102.4 million, up 6 percent before the effect of foreign exchange (up 16 percent after the effect of foreign exchange) from the prior year similar period.

International total revenue results for the fourth quarter of 2007 reflect the following:

•

Risk Management Solutions revenue of $90.4 million, up 4 percent from the prior year similar period before the effect of foreign exchange (up 14 percent after the effect of foreign exchange). On a GAAP basis, Risk Management Solutions revenue was $74.4 million, up 3 percent before the effect of foreign exchange (up 13 percent after the effect of foreign exchange);

•	Sales & Marketing Solutions revenue of $24.4 million, up 16 percent before the effect of foreign exchange (up 26 percent after the effect of foreign exchange);

•	E-Business Solutions revenue of $1.8 million, down 4 percent before the effect of foreign exchange (up 4 percent after the effect of foreign exchange); and

•	Supply Management Solutions revenue of $1.8 million, up 26 percent before the effect of foreign exchange (up 39 percent after the effect of foreign exchange).

Operating income for the fourth quarter of 2007 was $29.2 million, down 16 percent from the prior year similar period, primarily driven by the Italian reuse accrual reversal in the prior year similar period. On a GAAP basis, operating income for the fourth quarter of 2007 was $23.5 million, down 9 percent from the prior year similar period.

Full Year 2007 Results

Diluted earnings per share before non-core gains and charges for 2007 were $4.64, up 17 percent from $3.97 in the prior year similar period. On a GAAP basis, diluted earnings per share for 2007 were $4.99, up 35 percent from $3.70 in the prior year similar period.

Total revenue for 2007 was $1,659.7 million, up 7 percent from the prior year similar period before the effect of foreign exchange (up 8 percent after the effect of foreign exchange). Approximately one point of this growth was due to acquisitions. On a GAAP basis, revenue for 2007 was $1,599.2 million, up 7 percent from the prior year similar period before the effect of foreign exchange (up 8 percent after the effect of foreign exchange).

Total revenue results for the full year 2007 reflect the following by solution set:

•

Risk Management Solutions revenue of $1,041.5 million, up 3 percent before the effect of foreign exchange (up 6 percent after the effect of foreign exchange). On a GAAP basis, Risk Management Solutions revenue was $981.0 million, up 4 percent from the prior year similar period before the effect of foreign exchange (up 6 percent after the effect of foreign exchange);

•	Sales & Marketing Solutions revenue of $459.5 million, up 10 percent before the effect of foreign exchange (up 12 percent after the effect of foreign exchange);

•	E-Business Solutions revenue of $107.5 million, up 21 percent both before and after the effect of foreign exchange; and

•	Supply Management Solutions revenue of $51.2 million, up 13 percent before the effect of foreign exchange (up 14 percent after the effect of foreign exchange).

Operating income before non-core gains and charges for 2007 was $465.1 million, up 9 percent from the prior year similar period. On a GAAP basis, operating income for 2007 was $425.6 million, up 8 percent from the prior year similar period. During 2007, the Company also incurred transition costs of $13.0 million compared with $16.9 million incurred in the prior year similar period.

Net income before non-core gains and charges for 2007 was $277.3 million, up 7 percent from the prior year similar period. On a GAAP basis, net income for 2007 was $298.1 million, up 24 percent from the prior year similar period.

Free cash flow, excluding the impact of legacy tax matters, for 2007 was $313.0 million, up 5 percent from the prior year similar period. Free cash flow, excluding the Italian real estate business and the impact of legacy tax matters, for 2007 was $304.5 million, up 7 percent from the prior year similar period.

The Company defines free cash flow as net cash provided by operating activities less capital expenditures and additions to computer software and other intangibles.

Share repurchases during 2007 under the Company’s special repurchase programs totaled $298.2 million. This total includes $125.0 million under the Company’s prior one-year, $200 million program commenced in October 2006. The remaining $173.2 million in share repurchases were completed under the Company’s existing one-year, $200 million program, which commenced in July 2007. These amounts are in addition to repurchases made under the Company’s existing program to offset the dilutive effect of shares issued under employee benefit plans, which totaled $110.3 million in 2007.

Full Year 2007 Segment Results

United States

Total revenue for 2007 was $1,248.3 million, up 7 percent from the prior year similar period.

U.S. total revenue results for full-year 2007 reflect the following:

•	Risk Management Solutions revenue of $711.7 million, up 4 percent;

•	Sales & Marketing Solutions revenue of $389.5 million, up 10 percent;

•	E-Business Solutions revenue of $100.4 million, up 21 percent; and

•	Supply Management Solutions revenue of $46.7 million, up 15 percent.

Operating income for 2007 was $466.0 million, up 10 percent from the prior year similar period. The increase was primarily due to improved revenue in the U.S. segment, partially offset by costs associated with acquisitions and investments to enhance the Company’s strategic capabilities.

International

Total revenue for 2007 was $411.4 million, up 4 percent before the effect of foreign exchange (up 12 percent after the effect of foreign exchange) from the prior year similar period. On a GAAP basis, revenue for 2007 was $350.9 million, up 5 percent from the prior year similar period before the effect of foreign exchange (up 13 percent after the effect of foreign exchange).

International total revenue results for full-year 2007 reflect the following:

•

Risk Management Solutions revenue of $329.8 million, up 2 percent before the effect of foreign exchange (up 10 percent after the effect of foreign exchange). On a GAAP basis, Risk Management Solutions revenue was $269.3 million, up 2 percent from the prior year similar period before the effect of foreign exchange (up 10 percent after the effect of foreign exchange);

•	Sales & Marketing Solutions revenue of $70.0 million, up 16 percent before the effect of foreign exchange (up 24 percent after the effect of foreign exchange);

•	E-Business Solutions revenue of $7.1 million, up 20 percent before the effect of foreign exchange (up 29 percent after the effect of foreign exchange); and

•	Supply Management Solutions revenue of $4.5 million, down 7 percent before the effect of foreign exchange (up 2 percent after the effect of foreign exchange).

Operating income before non-core gains and charges for 2007 was $83.4 million, flat to the prior year similar period. On a GAAP basis, operating income for 2007 was $69.0 million, down 8 percent from the prior year similar period.

Non-Core Gains and Charges

During the fourth quarter of 2007 and 2006, the Company recorded:

•	Net pre-tax, non-core gain of $9.3 million and net pre-tax, non-core charge of $1.3 million, respectively;

•	Net after-tax, non-core gain of $2.3 million and net after-tax, non-core charge of $1.1 million, respectively.

For the years ending 2007 and 2006, the Company recorded:

•	Net pre-tax, non-core charges of $4.4 million and $25.5 million, respectively;

•	Net after-tax, non-core gain of $20.8 million and net after-tax, non-core charges of $17.7 million, respectively.

See attached Schedules 3 and 8 for additional explanations and details of these charges.

D&B’s restructuring charges may be viewed as recurring as they are part of its Financial Flexibility initiatives. In addition to reporting GAAP results, the Company reports results before restructuring charges and other non-core gains and charges because they are not a component of its ongoing income or expenses and may have a disproportionate positive or negative impact on the results of its ongoing underlying business operations. For additional information, see the section titled “Use of Non-GAAP Financial Measures” below.

2008 Financial Flexibility Initiatives

In 2008, D&B will continue to address complexity reduction and create financial flexibility through several initiatives, including the following:

•	Continuing to improve the Company’s organizational design and the efficiency of how D&B is organized;

•	Reducing product complexity and eliminating and consolidating systems and technology infrastructure;

•	Simplifying and automating data collection processes; and

•	Centralizing management of key cost drivers, consolidating vendors and contract negotiation, and reducing the non-selling time of the Company’s sales force.

On an annualized basis, these actions are expected to create $75 million to $80 million of financial flexibility, of which approximately $60 million to $65 million will be generated in 2008 before any transition costs and restructuring charges and before any reallocation of savings generated by the initiatives. To implement these initiatives, the Company expects to incur transition costs of approximately $13 million to $15 million in 2008. In addition, the Company expects to incur pre-tax restructuring charges totaling $20 million to $25 million in 2008. As a result of this reengineering program, the company expects that approximately 300-350 positions will be eliminated globally.

For additional detail concerning D&B’s 2008 Financial Flexibility Program, see the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 30, 2008.

Updated Full Year 2008 Outlook

D&B today provided updated full year financial guidance for 2008, which reflects the sale of the Company’s Italian real estate business. See attached schedule 7 for 2007 financial results from continuing operations before non-core gains and charges, which are adjusted to reflect the sale of the Italian real estate business.

•	The Company reaffirmed its guidance for revenue growth of 8 percent to 10 percent, before the effect of foreign exchange;

•	The Company provided updated operating income guidance of 11 percent to 13 percent growth, or $501 million to $510 million, before non-core gains and charges;

•	The Company provided updated guidance for diluted EPS growth of 14 percent to 16 percent, or $5.19 to $5.29, before non-core gains and charges;

•	The Company reaffirmed its free cash flow guidance of $337 million to $352 million, excluding the impact of legacy tax matters;

•	The Company reaffirmed its tax rate guidance of approximately 37 percent to 37.5 percent, before non-core gains and charges.

D&B does not provide guidance on a GAAP basis because D&B is unable to predict, with reasonable certainty, the future movement of foreign exchange rates or the future impact of non-core gains and charges, such as restructuring charges and legacy tax matters, which are a component of the most comparable financial measures calculated in accordance with GAAP. Non-core gains and charges are uncertain and will depend on several factors, including industry conditions, and could be material to D&B’s results computed in accordance with GAAP.

Use of Non-GAAP Financial Measures

D&B reports non-GAAP financial measures in this press release and the schedules attached. D&B reports revenue and core revenue growth before the effects of foreign exchange. Additionally, the Company reports organic revenue growth and each of operating income, operating margin, net income, diluted earnings per share and tax rate (defined as Provision for Income Taxes divided by Income before Provision for Income Taxes) before non-core gains and charges, and free cash flow. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – How We Manage Our Business” in the Company’s Annual Report on Form 10-K for the year ending December 31, 2006, filed February 28, 2007 with the SEC, for a discussion of how the Company defines these measures, why it uses them and why it believes they provide useful information to investors. These measures are defined in Schedules 3 and 8 attached to this earnings release. In addition, for 2007 and the comparable prior year periods, in order to ensure consistency and transparency with investors, the Company also reported financial results with and without the Italian real estate business which is now reflected as discontinued operations.

Fourth Quarter and Full Year 2007 Teleconference

As previously announced, D&B will review its fourth quarter and full year 2007 financial results in a conference call with the investment community on Thursday, January 31, 2008, at 10 a.m. ET. Live audio, as well as a replay of the conference call and other related information, will be accessible on D&B’s Investor Relations Web site at http://investor.dnb.com.

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About D&B

D&B (NYSE:DNB) is the world’s leading source of commercial information and insight on businesses, enabling companies to Decide with Confidence® for over 165 years. D&B’s global commercial database contains more than 125 million business records. The database is enhanced by D&B’s proprietary DUNSRight® Quality Process, which provides our customers with quality business information. This quality information is the foundation of our global solutions that customers rely on to make critical business decisions.

D&B provides customers with four solution sets, which meet a diverse set of customer needs globally. Customers use D&B Risk Management SolutionsTM to mitigate credit risk, increase cash flow and drive increased profitability; D&B Sales & Marketing SolutionsTM to increase revenue from new and existing customers; D&B E-Business SolutionsTM to convert prospects into clients faster by enabling business professionals to research companies, executives and industries; and D&B Supply Management SolutionsTM to increase cash by generating ongoing savings from our customers’ suppliers and by protecting our customers from serious financial, operational and regulatory risk. For more information, please visit www.dnb.com.

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Forward-Looking and Cautionary Statements

This press release, including, in particular, the section titled “Updated Full Year 2008 Outlook,” contains projections of future results and other forward-looking statements that involve a number of trends, risks and uncertainties, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

The following important factors could cause actual results to differ materially from those projected in such forward-looking statements.

•

D&B relies significantly on third parties to support critical components of its business model in a continuous and high-quality manner, including third-party data providers, strategic third party members in its Worldwide Network, and third parties with which it has outsourcing arrangements.

•	Demand for D&B’s products is subject to intense competition, changes in customer preferences and, to a lesser extent, economic conditions which impact customer behavior.

•

D&B’s solutions and brand image are dependent upon the integrity and security of its global database and the continued availability thereof through the Internet and by other means, as well as our ability to protect key assets, such as our data centers.

•	D&B’s ability to maintain the integrity of its brand and reputation, which it believes are key assets and competitive advantages.

•	D&B’s ability to renew large contracts, the related revenue recognition and the timing thereof may impact its results of operations from period to period.

•

D&B’s results are subject to the effects of foreign economies, exchange rate fluctuations, legislative or regulatory requirements, such as the adoption of new or changes in accounting policies and practices, including pronouncements by the Financial Accounting Standards Board or other standard-setting bodies, and the implementation or modification of fees or taxes that we must pay to acquire, use, and/or redistribute data.

•	D&B’s ability to introduce new Web-based products or services in a seamless way and without disruption to existing products such as DNBi.

•

D&B’s ability to acquire and successfully integrate other complementary businesses, products and technologies into its existing business, without significant disruption to its existing business or to its financial results.

•

The continued adherence by third party members of our D&B Worldwide Network to our quality standards, our brand and communication standards and to the terms and conditions of our commercial services arrangements.

•	D&B’s future success requires that it attract and retain qualified personnel, including members of its sales force, in regions throughout the world.

•

The profitability of D&B’s International segment depends on its ability to identify and execute on various initiatives, such as the implementation of subscription plan pricing and successfully managing its D&B Worldwide Network, and its ability to identify and contend with various challenges present in foreign markets, such as local competition and the availability of public records at no cost.

•

D&B’s ability to successfully implement its Blueprint for Growth Strategy requires that it successfully reduce its expense base through its Financial Flexibility initiatives, and reallocate certain of the expense-base reductions into initiatives that produce desired revenue growth.

•

D&B is involved in various tax matters and legal proceedings, the outcomes of which are unknown and uncertain with respect to the impact on D&B’s cash flow and profitability. See the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and notes to the financial statements included therewith, for a more detailed description of these matters.

•	D&B’s ability to repurchase shares is subject to market conditions, including trading volume in its stock, and its ability to repurchase shares in accordance with applicable securities laws.

•

D&B’s projection for free cash flow is dependent upon its ability to generate revenue, its collection processes, customer payment patterns, the timing and volume of stock option exercises and the amount and timing of payments related to the tax and other matters and legal proceedings in which it is involved, as referenced above and as more fully described in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and notes to the financial statements included therewith.

For a more detailed discussion of the trends, risks and uncertainties that may affect D&B’s operating and financial results and its ability to achieve the financial objectives discussed in this press release, readers should review the Company’s most recent filings with the SEC, including the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Copies of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q are available on its Web site at www.dnb.com and on the SEC’s web site at www.sec.gov. D&B cautions that the foregoing list of important factors is not complete and except as otherwise required by federal securities laws does not undertake any obligation to update any forward-looking statements.

Schedule 1

The Dun & Bradstreet Corporation

Consolidated Statement of Operations (unaudited) - GAAP Results

Reflects Italian Real Estate Business as Discontinued Operations

	Quarter Ended December 31,		AFX	Effects of Foreign	BFX	Full Year December 31,		AFX	Effects of Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions, except per share data	2007	2006	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2007	2006	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)
Revenue:
U.S.	$362.3	$335.8	8%	0%	8%	$1,248.3	$1,164.2	7%	0%	7%
International	102.4	88.4	16%	10%	6%	350.9	310.7	13%	8%	5%

Total Revenue	$464.7	$424.2	10%	2%	8%	$1,599.2	$1,474.9	8%	1%	7%

Operating Income (Loss):
U.S.	$158.1	$140.3	13%			$466.0	$425.8	10%
International (1)	23.5	25.9	(9)%			69.0	74.6	(8)%

Total Divisions	181.6	166.2	9%			535.0	500.4	7%
Corporate and Other (2)	(25.8)	(20.6)	(25)%			(109.4)	(106.7)	(3)%

Operating Income	155.8	145.6	7%			425.6	393.7	8%

Interest Income (3)	2.0	1.7	18%			7.3	7.3	0%
Interest Expense	(8.5)	(5.6)	(52)%			(28.3)	(20.3)	(39)%
Other Income (Expense) - Net (4)	14.0	(0.1)	N/M			21.7	(0.3)	N/M

Non-Operating Income (Expense) - Net	7.5	(4.0)	N/M			0.7	(13.3)	N/M

Income before Provision for Income Taxes	163.3	141.6	15%			426.3	380.4	12%
Provision for Income Taxes	65.4	54.6	(20)%			135.8	142.1	4%
Minority Interest Income (Expense) (5)	—	—	N/M			0.9	—	N/M
Equity in Net Income (Loss) of Affiliates	0.5	0.1	N/M			1.3	0.4	N/M

Income From Continuing Operations	98.4	87.1	13%			292.7	238.7	23%
Income from Discontinued Operations, Net of Income Taxes of $1.4 and $3.2 for Quarter Ended December 31, 2007 and 2006 respectively, and $5.2 and $4.7 for Year Ended December 31, 2007 and 2006 respectively	3.3	4.1	(20)%			5.4	2.0	N/M

Net Income (6)	$101.7	$91.2	11%			$298.1	$240.7	24%

Basic Earnings Per Share of Common Stock:
Continuing Operations	$1.72	$1.44	19%			$5.03	$3.77	33%
Discontinued Operations	0.06	0.06	N/M			0.09	0.04	N/M

Basic Earnings Per Share of Common Stock	$1.78	$1.50	19%			$5.12	$3.81	34%

Diluted Earnings Per Share of Common Stock:
Continuing Operations	$1.68	$1.40	20%			$4.90	$3.67	34%
Discontinued Operations	0.06	0.06	N/M			0.09	0.03	N/M

Diluted Earnings Per Share of Common Stock (7)	$1.74	$1.46	19%			$4.99	$3.70	35%

Weighted Average Number of Shares Outstanding:
Basic	57.1	60.7	6%			58.3	63.2	8%

Diluted	58.5	62.4	6%			59.8	65.1	8%

AFX - After Effects of Foreign Exchange

BFX - Before Effects of Foreign Exchange

N/M - Not Meaningful

See Schedules 3 and 8 (Notes to Schedules), which is an integral part of the consolidated statement of operations.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 2

The Dun & Bradstreet Corporation

Consolidated Statement of Operations (unaudited) - Before Non-Core Gains and Charges

Including Italian Real Estate Business

	Quarter Ended December 31,		AFX	Effects of Foreign	BFX	Full Year December 31,		AFX	Effects of Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions, except per share data	2007	2006	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2007	2006	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)
Revenue:
U.S.	$362.3	$335.8	8%	0%	8%	$1,248.3	$1,164.2	7%	0%	7%
International	118.4	101.7	16%	9%	7%	411.4	367.1	12%	8%	4%

Total Revenue	$480.7	$437.5	10%	2%	8%	$1,659.7	$1,531.3	8%	1%	7%

Operating Income (Loss):
U.S.	$158.1	$140.3	13%			$466.0	$425.8	10%
International (1)	29.2	34.5	(16)%			83.4	83.2	0%

Total Divisions	187.3	174.8	7%			549.4	509.0	8%
Corporate and Other (2)	(21.5)	(19.3)	(12)%			(84.3)	(81.2)	(4)%

Operating Income	165.8	155.5	7%			465.1	427.8	9%

Interest Income (3)	2.1	1.7	28%			7.6	7.3	4%
Interest Expense	(8.5)	(5.6)	(52)%			(28.3)	(20.3)	(39)%
Other Income (Expense) - Net (4)	0.4	—	N/M			0.2	(0.5)	N/M

Non-Operating Income (Expense) - Net	(6.0)	(3.9)	(52)%			(20.5)	(13.5)	(52)%

Income before Provision for Income Taxes	159.8	151.6	5%			444.6	414.3	7%
Provision for Income Taxes	59.8	58.0	(3)%			166.2	154.6	(7)%
Minority Interest Income (Expense) (5)	(1.1)	(1.4)	22%			(2.4)	(1.7)	(36)%
Equity in Net Income (Loss) of Affiliates	0.5	0.1	N/M			1.3	0.4	N/M

Net Income (6)	$99.4	$92.3	8%			$277.3	$258.4	7%

Basic Earnings Per Share of Common Stock	$1.74	$1.52	15%			$4.76	$4.09	16%

Diluted Earnings Per Share of Common Stock (7)	$1.70	$1.48	15%			$4.64	$3.97	17%

Weighted Average Number of Shares Outstanding:
Basic	57.1	60.7	6%			58.3	63.2	8%

Diluted	58.5	62.4	6%			59.8	65.1	8%

AFX - After Effects of Foreign Exchange

BFX - Before Effects of Foreign Exchange

N/M - Not Meaningful

See Schedule 3 (Notes to Schedules) for a definition of Non-GAAP measures and a reconciliation of non-core gains and charges.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 3

The Dun & Bradstreet Corporation

Notes to Schedules 1 and 2 (unaudited) and Definitions of Non-GAAP Measures

(1)	The following table reconciles International Operating Income included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,			Full Year December 31,
			% Change			% Change
Amounts in millions	2007	2006	Fav/(Unfav)	2007	2006	Fav/(Unfav)
International Operating Income - GAAP Results (Schedule 1)	$23.5	$25.9	(9)%	$69.0	$74.6	(8)%
Settlement of International Payroll Tax Matter Related to a Divested Entity	—	—	N/M	(0.8)	—	N/M
Add: Italian Real Estate Business	5.7	8.6	(34)%	13.6	8.6	58%

International Operating Income - Before Non-Core Gains and Charges Including Italian Real Estate Business (Schedule 2)	$29.2	$34.5	(16)%	$83.4	$83.2	0%

(2) The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,			Full Year December 31,
			% Change			% Change
Amounts in millions	2007	2006	Fav/(Unfav)	2007	2006	Fav/(Unfav)
Corporate and Other - GAAP Results (Schedule 1)	$(25.8)	$(20.6)	(25)%	$(109.4)	$(106.7)	(3)%
Restructuring Charges	(4.3)	(1.3)	N/M	(25.1)	(25.5)	2%

Corporate and Other - Before Non-Core Gains and Charges Including Italian Real Estate Business (Schedule 2)	$(21.5)	$(19.3)	(12)%	$(84.3)	$(81.2)	(4)%

(3) The following table reconciles Interest Income included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,			Full Year December 31,
			% Change			% Change
Amounts in millions	2007	2006	Fav/(Unfav)	2007	2006	Fav/(Unfav)
Interest income - GAAP Results (Schedule 1)	$2.0	$1.7	18%	$7.3	$7.3	0%
Add: Italian Real Estate Business	0.1	—	N/M	0.3	—	N/M

Interest Income - Before Non-Core Gains and Charges Including Italian Real Estate Business (Schedule 2)	$2.1	$1.7	28%	$7.6	$7.3	4%

Schedule 3

The Dun & Bradstreet Corporation

Notes to Schedules 1 and 2 (unaudited) and Definitions of Non-GAAP Measures

(4)	The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,			Full Year December 31,
			% Change			% Change
Amounts in millions	2007	2006	Fav/(Unfav)	2007	2006	Fav/(Unfav)
Other Income (Expense)-Net - GAAP Results (Schedule 1)	$14.0	$(0.1)	N/M	$21.7	$(0.3)	N/M
Effect of the Adoption of FIN 48 on Legacy Tax Matters	0.3	—	N/M	1.6	—	N/M
Gain Associated with Huaxia/D&B China Joint Venture	—	—	N/M	5.8	—	N/M
Gain Associated with Tokyo Shoko Research/D&B Japan Joint Venture	13.2	—	N/M	13.2	—	N/M
Net Gain (Loss) on the Sale of Other Investments	0.1	—	N/M	0.9	—	N/M
Add: Italian Real Estate Business	—	0.1	N/M	—	(0.2)	N/M

Other Income (Expense)-Net - Before Non-Core Gains and Charges Including Italian Real Estate Business (Schedule 2)	$0.4	$—	N/M	$0.2	$(0.5)	N/M

(5) The following table reconciles Minority Interest Income (Expense) included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,			Full Year December 31,
			% Change			% Change
Amounts in millions	2007	2006	Fav/(Unfav)	2007	2006	Fav/(Unfav)
Minority Interest Income (Expense) - GAAP Results (Schedule 1)	$—	$—	N/M	$0.9	$—	N/M
Add: Italian Real Estate Business	(1.1)	(1.4)	22%	(3.3)	(1.7)	(94)%

Minority Interest Income (Expense) - Before Non-Core Gains and Charges Including Italian Real Estate Business (Schedule 2)	$(1.1)	$(1.4)	22%	$(2.4)	$(1.7)	(36)%

(6) The following table reconciles Net Income included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,			Full Year December 31,
			% Change			% Change
Amounts in millions	2007	2006	Fav/(Unfav)	2007	2006	Fav/(Unfav)
Net Income - GAAP Results (Schedule 1)	$101.7	$91.2	11%	$298.1	$240.7	24%
Restructuring Charges	(2.7)	(1.1)	N/M	(15.7)	(16.9)	7%
Gain Associated with Huaxia/D&B China Joint Venture	—	—	N/M	2.9	—	N/M
Gain Associated with Tokyo Shoko Research/D&B Japan Joint Venture	4.9	—	N/M	4.9	—	N/M
Settlement of International Payroll Tax Matter Related to a Divested Entity	—	—	N/M	(0.6)	—	N/M
Net Gain (Loss) on the Sale of Other Investments	0.1	—	N/M	0.6	—	N/M
Tax Reserve true-up for the Settlement of 1997-2002 tax years, primarily related to the “Amortization and Royalty Expense Deductions/Royalty Income 1997-2007” transaction	—	—	N/M	31.2	—	N/M
Impact of revaluing the Net Deferred Tax Assets in the UK as a result of a UK tax law change, enacted in Q3 2007, which reduces the general UK tax rate from 30% to 28%	—	—	N/M	(2.5)	—	N/M
Charge/Increase in Tax Legacy Reserve for “Royalty Expense Deductions 1993-1997”	—	—	N/M	—	(0.8)	N/M

Net Income - Before Non-Core Gains and Charges Including Italian Real Estate Business (Schedule 2)	$99.4	$92.3	8%	$277.3	$258.4	7%

Schedule 3

The Dun & Bradstreet Corporation

Notes to Schedules 1 and 2 (unaudited) and Definitions of Non-GAAP Measures

(7)	The following table reconciles Diluted Earnings Per Share included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,			Full Year December 31,
			% Change			% Change
	2007	2006	Fav/(Unfav)	2007	2006	Fav/(Unfav)
Diluted EPS - GAAP Results (Schedule 1)	$1.74	$1.46	19%	$4.99	$3.70	35%
Restructuring Charges	(0.05)	(0.02)	N/M	(0.26)	(0.26)	0%
Gain Associated with Huaxia/D&B China Joint Venture	—	—	N/M	0.05	—	N/M
Gain Associated with Tokyo Shoko Research/D&B Japan Joint Venture	0.09	—	N/M	0.08	—	N/M
Settlement of International Payroll Tax Matter Related to a Divested Entity	—	—	N/M	(0.01)	—	N/M
Net Gain (Loss) on the Sale of Other Investments	—	—	N/M	0.01	—	N/M
Tax Reserve true-up for the Settlement of 1997-2002 tax years, primarily related to the “Amortization and Royalty Expense Deductions/Royalty Income 1997-2007” transaction	—	—	N/M	0.52	—	N/M
Impact of revaluing the Net Deferred Tax Assets in the UK as a result of a UK tax law change, enacted in Q3 2007, which reduces the general UK tax rate from 30% to 28%	—	—	N/M	(0.04)	—	N/M
Charge/Increase in Tax Legacy Reserve for “Royalty Expense Deductions 1993-1997”	—	—	N/M	—	(0.01)	N/M

Diluted EPS - Before Non-Core Gains and Charges Including Italian Real Estate Business (Schedule 2)	$1.70	$1.48	15%	$4.64	$3.97	17%

N/M - Not Meaningful

The following defines the non-GAAP measures used to evaluate performance:

*	Total revenue excluding the revenue of divested businesses is referred to as “core revenue.” Core revenue includes the revenue from acquired businesses from the date of acquisition.

*	Core revenue growth, excluding the effects of foreign exchange, is referred to as “revenue growth before the effects of foreign exchange.” We also separately analyze core revenue growth before the effects of foreign exchange among two components, “organic core revenue growth” and “core revenue growth from acquisitions.”

*	Results (such as operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) exclude Restructuring Charges (whether recurring or non-recurring) and certain other items that we consider do not reflect our underlying business performance. We refer to these Restructuring Charges and other items as “non-core gains and (charges).”

*	Net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles is referred to as “free cash flow.”

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 4

The Dun & Bradstreet Corporation

Supplemental Financial Data (unaudited)

Including Italian Real Estate Business

	Quarter Ended December 31,		AFX % Change Fav/(Unfav)	Effects of Foreign Exchange Fav/(Unfav)	BFX % Change Fav/(Unfav)	Full Year December 31,		AFX % Change Fav/(Unfav)	Effects of Foreign Exchange Fav/(Unfav)	BFX % Change Fav/(Unfav)
Amounts in millions	2007	2006				2007	2006
Geographic and Customer Solution Set Revenue:
U.S.:
Risk Management Solutions	$178.1	$173.6	3%	0%	3%	$711.7	$684.7	4%	0%	4%
Sales & Marketing Solutions	140.0	125.2	12%	0%	12%	389.5	355.8	10%	0%	10%
E-Business Solutions	27.5	22.8	21%	0%	21%	100.4	83.2	21%	0%	21%
Supply Management Solutions	16.7	14.2	17%	0%	17%	46.7	40.5	15%	0%	15%

Total U.S.	362.3	335.8	8%	0%	8%	1,248.3	1,164.2	7%	0%	7%

International:
Risk Management Solutions	90.4	79.3	14%	10%	4%	329.8	300.8	10%	8%	2%
Sales & Marketing Solutions	24.4	19.4	26%	10%	16%	70.0	56.4	24%	8%	16%
E-Business Solutions	1.8	1.8	4%	8%	(4)%	7.1	5.5	29%	9%	20%
Supply Management Solutions	1.8	1.2	39%	13%	26%	4.5	4.4	2%	9%	(7)%

Total International	118.4	101.7	16%	9%	7%	411.4	367.1	12%	8%	4%

Total Corporation:
Risk Management Solutions	268.5	252.9	6%	3%	3%	1,041.5	985.5	6%	3%	3%
Sales & Marketing Solutions	164.4	144.6	14%	2%	12%	459.5	412.2	12%	2%	10%
E-Business Solutions	29.3	24.6	20%	1%	19%	107.5	88.7	21%	0%	21%
Supply Management Solutions	18.5	15.4	19%	1%	18%	51.2	44.9	14%	1%	13%

Total Revenue	$480.7	$437.5	10%	2%	8%	$1,659.7	$1,531.3	8%	1%	7%

Operating Costs:
Operating Expenses	$119.2	$109.6	(9)%			$468.3	$451.2	(4)%
Selling and Administrative Expenses	178.2	161.2	(11)%			679.2	619.0	(10)%
Depreciation and Amortization	17.5	11.2	(56)%			47.9	33.3	(44)%
Restructuring Expense	4.3	1.3	N/M			25.1	25.5	2%

Total Operating Costs	$319.2	$283.3	(13)%			$1,220.5	$1,129.0	(8)%

Capital Expenditures	$2.5	$2.4	(4)%			$13.7	$11.6	(18)%

Additions to Computer Software & Other Intangibles	$17.8	$10.2	(75)%			$59.2	$41.4	(43)%

AFX - After Effects of Foreign Exchange

BFX - Before Effects of Foreign Exchange

N/M - Not Meaningful

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 5

The Dun & Bradstreet Corporation

Revenue Reconciliation and Detail (unaudited)

Including Italian Real Estate Business

	Quarter Ended December 31, 2007 vs. 2006							Full Year Ended December 31, 2007 vs. 2006
	AFX % Change Fav/(Unfav)	Effects of Foreign Exchange	BFX % Change Fav/(Unfav)	Traditional/VAPs as a % of Total Customer Solution Sets/ Total				AFX % Change Fav/(Unfav)	Effects of Foreign Exchange	BFX % Change Fav/(Unfav)	Traditional/VAPs as a % of Total Customer Solution Sets/ Total
				2007 % Product Line/Total		2006 % Product Line/Total					2007 % Product Line/Total		2006 % Product Line/Total
Revenue:
U.S.:
Risk Management Solutions:
Traditional	4%	0%	4%	75%	37%	75%	39%	5%	0%	5%	77%	44%	76%	45%
VAPs	(1)%	0%	(1)%	25%	12%	25%	13%	1%	0%	1%	23%	13%	24%	14%
Total Risk Management Solutions	3%	0%	3%		49%		52%	4%	0%	4%		57%		59%
Sales & Marketing Solutions:
Traditional	8%	0%	8%	32%	12%	33%	12%	3%	0%	3%	39%	12%	41%	13%
VAPs	14%	0%	14%	68%	26%	67%	25%	14%	0%	14%	61%	19%	59%	18%
Total Sales & Marketing Solutions	12%	0%	12%		38%		37%	10%	0%	10%		31%		31%
E-Business Solutions	21%	0%	21%		8%		7%	21%	0%	21%		8%		7%
Supply Management Solutions	17%	0%	17%		5%		4%	15%	0%	15%		4%		3%
Total U.S. Revenue	8%	0%	8%					7%	0%	7%
International:
Risk Management Solutions:
Traditional	10%	10%	0%	83%	63%	86%	67%	5%	8%	(3)%	85%	68%	88%	73%
VAPs	39%	11%	28%	17%	13%	14%	11%	44%	10%	34%	15%	12%	12%	9%
Total Risk Management Solutions	14%	10%	4%		76%		78%	10%	8%	2%		80%		82%
Sales & Marketing Solutions:
Traditional	28%	11%	17%	63%	13%	61%	12%	23%	9%	14%	57%	10%	58%	9%
VAPs	22%	7%	15%	37%	7%	39%	7%	25%	6%	19%	43%	7%	42%	6%
Total Sales & Marketing Solutions	26%	10%	16%		20%		19%	24%	8%	16%		17%		15%
E-Business Solutions	4%	8%	(4)%		2%		2%	29%	9%	20%		2%		2%
Supply Management Solutions	39%	13%	26%		2%		1%	2%	9%	(7)%		1%		1%
Total International Revenue	16%	9%	7%					12%	8%	4%
Total Corporation:
Risk Management Solutions:
Traditional	6%	3%	3%	78%	44%	78%	45%	5%	2%	3%	80%	50%	80%	51%
VAPs	7%	2%	5%	22%	12%	22%	13%	8%	2%	6%	20%	13%	20%	13%
Total Risk Management Solutions	6%	3%	3%		56%		58%	6%	3%	3%		63%		64%
Sales & Marketing Solutions:
Traditional	12%	2%	10%	36%	12%	37%	12%	7%	2%	5%	42%	12%	43%	12%
VAPs	15%	1%	14%	64%	22%	63%	21%	15%	0%	15%	58%	16%	57%	15%
Total Sales & Marketing Solutions	14%	2%	12%		34%		33%	12%	2%	10%		28%		27%
E-Business Solutions	20%	1%	19%		6%		6%	21%	0%	21%		6%		6%
Supply Management Solutions	19%	1%	18%		4%		3%	14%	1%	13%		3%		3%
Total Revenue	10%	2%	8%					8%	1%	7%

AFX - After Effects of Foreign Exchange

BFX - Before Effects of Foreign Exchange

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 6

The Dun & Bradstreet Corporation

Supplemental Financial Data (unaudited)

	Quarter Ended
Amounts in millions	Dec 31, 2007	Sep 30, 2007	Jun 30, 2007	Mar 31, 2007	Dec 31, 2006	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006
Net Debt Position:
Cash and Cash Equivalents	$175.8	$156.1	$145.4	$130.7	$127.7	$130.5	$112.0	$119.0
Marketable Securities	—	—	—	—	—	—	—	103.2
Short-Term Debt	—	—	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.6)
Long-Term Debt	(724.8)	(546.2)	(475.8)	(484.1)	(458.9)	(400.4)	(354.3)	(299.3)

Net Debt	$(549.0)	$(390.1)	$(330.5)	$(353.5)	$(331.3)	$(270.0)	$(242.7)	$(77.7)

	Full Year - Including Italian Real Estate Business			Full Year - Italian Real Estate Business			Full Year - Excluding Italian Real Estate Business
Amounts in millions	Dec 31, 2007	Dec 31, 2006	% Change Fav/(Unfav)	Dec 31, 2007	Dec 31, 2006	% Change Fav/(Unfav)	Dec 31, 2007	Dec 31, 2006	% Change Fav/(Unfav)
Free Cash Flow:
Net Cash Provided By Operating Activities (GAAP Results)	$393.9	$304.9	29%	$9.3	$14.1	(34)%	$384.6	$290.8	32%
Less:
Capital Expenditures (GAAP Results)	13.7	11.6	(18)%	—	—	—	13.7	11.6	(18)%
Additions to Computer Software & Other Intangibles (GAAP Results)	59.2	41.4	(43)%	0.8	0.8	0%	58.4	40.6	(44)%

Free Cash Flow	321.0	251.9	27%	8.5	13.3	(36)%	312.5	238.6	31%
Add: Legacy Tax Matters	(8.0)	45.6	N/M	—	—	N/M	(8.0)	45.6	N/M

Free Cash Flow Excluding Legacy Tax Matters	$313.0	$297.5	5%	$8.5	$13.3	(36)%	$304.5	$284.2	7%

	Full Year - Including Italian Real Estate Business			Full Year - Italian Real Estate Business			Full Year - Excluding Italian Real Estate Business
Amounts in millions	Dec 31, 2007	Dec 31, 2006	% Change Fav/(Unfav)	Dec 31, 2007	Dec 31, 2006	% Change Fav/(Unfav)	Dec 31, 2007	Dec 31, 2006	% Change Fav/(Unfav)
Net Cash Provided By Operating Activities excluding Legacy Tax Matters:
Net Cash Provided By Operating Activities (GAAP Results)	$393.9	$304.9	29%	$9.3	$14.1	(34)%	$384.6	$290.8	32%
Add: Legacy Tax Matters	(8.0)	45.6	N/M	—	—	N/M	(8.0)	45.6	N/M

Net Cash Provided By Operating Activities Excluding Legacy Tax Matters	$385.9	$350.5	10%	$9.3	$14.1	(34)%	$376.6	$336.4	12%

N/M - Not Meaningful

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 7

The Dun & Bradstreet Corporation

Consolidated Statement of Operations (unaudited) - Before Non-Core Gains and Charges

On a Continuing Operations Basis - Excluding Italian Real Estate Business

	Quarter Ended December 31,		AFX % Change Fav/(Unfav)	Effects of Foreign Exchange Fav/(Unfav)	BFX % Change Fav/ (Unfav)	Full Year December 31,		AFX % Change Fav/(Unfav)	Effects of Foreign Exchange Fav/(Unfav)	BFX % Change Fav/(Unfav)
Amounts in millions, except per share data	2007	2006				2007	2006
Revenue:
U.S.	$362.3	$335.8	8%	0%	8%	$1,248.3	$1,164.2	7%	0%	7%
International	102.4	88.4	16%	10%	6%	350.9	310.7	13%	8%	5%

Total Revenue	$464.7	$424.2	10%	2%	8%	$1,599.2	$1,474.9	8%	1%	7%

Operating Income (Loss):
U.S.	$158.1	$140.3	13%			$466.0	$425.8	10%
International (1)	23.5	25.9	(9)%			69.8	74.6	(7)%

Total Divisions	181.6	166.2	9%			535.8	500.4	7%
Corporate and Other (2)	(21.5)	(19.3)	(12)%			(84.3)	(81.2)	(4)%

Operating Income	160.1	146.9	9%			451.5	419.2	8%

Interest Income	2.0	1.7	18%			7.3	7.3	0%
Interest Expense	(8.5)	(5.6)	(52)%			(28.3)	(20.3)	(39)%
Other Income (Expense) - Net (4)	0.4	(0.1)	N/M			0.2	(0.3)	N/M

Non-Operating Income (Expense) - Net	(6.1)	(4.0)	(53)%			(20.8)	(13.3)	(56)%

Income before Provision for Income Taxes	154.0	142.9	8%			430.7	405.9	6%
Provision for Income Taxes	58.4	54.8	(6)%			161.0	149.9	(7)%
Minority Interest Income(Expense)	—	—	N/M			0.9	—	N/M
Equity in Net Income (Loss) of Affiliates	0.5	0.1	N/M			1.3	0.4	N/M

Income From Continuing Operations	96.1	88.2	9%			271.9	256.4	6%
Income from Discontinued Operations, Net of Income Taxes of $1.4 and $3.2 for Quarter Ended December 31, 2007 and 2006 respectively, and $5.2 and $4.7 for Year Ended December 31, 2007 and 2006 respectively	3.3	4.1	(20)%			5.4	2.0	N/M

Net Income (6)	$99.4	$92.3	8%			$277.3	$258.4	7%

Basic Earnings Per Share of Common Stock:
Continuing Operations	$1.68	$1.46	15%			$4.67	$4.05	15%
Discontinued Operations	0.06	0.06	0%			0.09	0.04	N/M

Basic Earnings Per Share of Common Stock	$1.74	$1.52	15%			$4.76	$4.09	16%

Diluted Earnings Per Share of Common Stock:
Continuing Operations	$1.64	$1.42	16%			$4.55	$3.94	16%
Discontinued Operations	0.06	0.06	0%			0.09	0.03	N/M

Diluted Earnings Per Share of Common Stock (7)	$1.70	$1.48	15%			$4.64	$3.97	17%

Weighted Average Number of Shares Outstanding:
Basic	57.1	60.7	6%			58.3	63.2	8%

Diluted	58.5	62.4	6%			59.8	65.1	8%

AFX - After Effects of Foreign Exchange

BFX - Before Effects of Foreign Exchange

N/M - Not Meaningful

See Schedule 8 (Notes to Schedules) for a definition of Non-GAAP measures and a reconciliation of non-core gains and charges.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 8

The Dun & Bradstreet Corporation

Notes to Schedules 1 and 7 (unaudited) and Definitions of Non-GAAP Measures

(1)	The following table reconciles International Operating Income included in Schedule 1 and Schedule 7:

	Quarter Ended December 31,			Full Year December 31,
			% Change			% Change
Amounts in millions	2007	2006	Fav/(Unfav)	2007	2006	Fav/(Unfav)
International Operating Income - GAAP Results (Schedule 1)	$23.5	$25.9	(9)%	$69.0	$74.6	(8)%
Settlement of International Payroll Tax Matter Related to a Divested Entity	—	—	N/M	(0.8)	—	N/M

International Operating Income - Before Non-Core Gains and Charges Excluding Italian Real Estate Business (Schedule 7)	$23.5	$25.9	(9)%	$69.8	$74.6	(7)%

(2) The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 7:

	Quarter Ended December 31,			Full Year December 31,
			% Change			% Change
Amounts in millions	2007	2006	Fav/(Unfav)	2007	2006	Fav/(Unfav)
Corporate and Other - GAAP Results (Schedule 1)	$(25.8)	$(20.6)	(25)%	$(109.4)	$(106.7)	(3)%
Restructuring Charges	(4.3)	(1.3)	N/M	(25.1)	(25.5)	2%

Corporate and Other - Before Non-Core Gains and Charges Excluding Italian Real Estate Business (Schedule 7)	$(21.5)	$(19.3)	(12)%	$(84.3)	$(81.2)	(4)%

(4) The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 7:

	Quarter Ended December 31,			Full Year December 31,
			% Change			% Change
Amounts in millions	2007	2006	Fav/(Unfav)	2007	2006	Fav/(Unfav)
Other Income (Expense)-Net - GAAP Results (Schedule 1)	$14.0	$(0.1)	N/M	$21.7	$(0.3)	N/M
Effect of the Adoption of FIN 48 on Legacy Tax Matters	0.3	—	N/M	1.6	—	N/M
Gain Associated with Huaxia/D&B China Joint Venture	—	—	N/M	5.8	—	N/M
Gain Associated with Tokyo Shoko Research/D&B Japan Joint Venture	13.2	—	N/M	13.2	—	N/M
Net Gain (Loss) on the Sale of Other Investments	0.1	—	N/M	0.9	—	N/M

Other Income (Expense)-Net - Before Non-Core Gains and Charges Excluding Italian Real Estate Business (Schedule 7)	$0.4	$(0.1)	N/M	$0.2	$(0.3)	N/M

Schedule 8

The Dun & Bradstreet Corporation

Notes to Schedules 1 and 7 (unaudited) and Definitions of Non-GAAP Measures

(6)	The following table reconciles Net Income included in Schedule 1 and Schedule 7:

	Quarter Ended December 31,			Full Year December 31,
			% Change			% Change
Amounts in millions	2007	2006	Fav/(Unfav)	2007	2006	Fav/(Unfav)
Net Income - GAAP Results (Schedule 1)	$101.7	$91.2	11%	$298.1	$240.7	24%
Restructuring Charges	(2.7)	(1.1)	N/M	(15.7)	(16.9)	7%
Gain Associated with Huaxia/D&B China Joint Venture	—	—	N/M	2.9	—	N/M
Gain Associated with Tokyo Shoko Research/D&B Japan Joint Venture	4.9	—	N/M	4.9	—	N/M
Settlement of International Payroll Tax Matter Related to a Divested Entity	—	—	N/M	(0.6)	—	N/M
Net Gain (Loss) on the Sale of Other Investments	0.1	—	N/M	0.6	—	N/M
Tax Reserve true-up for the Settlement of 1997-2002 tax years, primarily related to the “Amortization and Royalty Expense Deductions/Royalty Income 1997-2007” transaction	—	—	N/M	31.2	—	N/M
Impact of revaluing the Net Deferred Tax Assets in the UK as a result of a UK tax law change, enacted in Q3 2007, which reduces the general UK tax rate from 30% to 28%	—	—	N/M	(2.5)	—	N/M
Charge/Increase in Tax Legacy Reserve for “Royalty Expense Deductions 1993-1997”	—	—	N/M	—	(0.8)	N/M

Net Income - Before Non-Core Gains and Charges Excluding Italian Real Estate Business (Schedule 7)	$99.4	$92.3	8%	$277.3	$258.4	7%

(7) The following table reconciles Diluted Earnings Per Share included in Schedule 1 and Schedule 7:

	Quarter Ended December 31,			Full Year December 31,
			% Change			% Change
	2007	2006	Fav/(Unfav)	2007	2006	Fav/(Unfav)
Diluted EPS - GAAP Results (Schedule 1)	$1.74	$1.46	19%	$4.99	$3.70	35%
Restructuring Charges	(0.05)	(0.02)	N/M	(0.26)	(0.26)	0%
Gain Associated with Huaxia/D&B China Joint Venture	—	—	N/M	0.05	—	N/M
Gain Associated with Tokyo Shoko Research/D&B Japan Joint Venture	0.09	—	N/M	0.08	—	N/M
Settlement of International Payroll Tax Matter Related to a Divested Entity	—	—	N/M	(0.01)	—	N/M
Net Gain (Loss) on the Sale of Other Investments	—	—	N/M	0.01	—	N/M
Tax Reserve true-up for the Settlement of 1997-2002 tax years, primarily related to the “Amortization and Royalty Expense Deductions/Royalty Income 1997-2007” transaction	—	—	N/M	0.52	—	N/M
Impact of revaluing the Net Deferred Tax Assets in the UK as a result of a UK tax law change, enacted in Q3 2007, which reduces the general UK tax rate from 30% to 28%	—	—	N/M	(0.04)	—	N/M
Charge/Increase in Tax Legacy Reserve for “Royalty Expense Deductions 1993-1997”	—	—	N/M	—	(0.01)	N/M

Diluted EPS - Before Non-Core Gains and Charges Excluding Italian Real Estate Business (Schedule 7)	$1.70	$1.48	15%	$4.64	$3.97	17%

N/M - Not Meaningful

The following defines the non-GAAP measures used to evaluate performance:

**	Total revenue excluding the revenue of divested businesses is referred to as “core revenue.” Core revenue includes the revenue from acquired businesses from the date of acquisition.

*	Core revenue growth, excluding the effects of foreign exchange, is referred to as “revenue growth before the effects of foreign exchange.” We also separately analyze core revenue growth before the effects of foreign exchange among two components, “organic core revenue growth” and “core revenue growth from acquisitions.”

*	Results (such as operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) exclude Restructuring Charges (whether recurring or non-recurring) and certain other items that we consider do not reflect our underlying business performance. We refer to these Restructuring Charges and other items as “non-core gains and (charges).”

*	Net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles is referred to as “free cash flow.”

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 9

The Dun & Bradstreet Corporation

Supplemental GAAP Financial Data (unaudited)

On a Continuing Operations Basis - Excluding Italian Real Estate Business

	Quarter Ended December 31,		AFX	Effects of Foreign	BFX	Full Year December 31,		AFX	Effects of Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2007	2006	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2007	2006	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)
Geographic and Customer Solution Set Revenue:
U.S.:
Risk Management Solutions	$178.1	$173.6	3%	0%	3%	$711.7	$684.7	4%	0%	4%
Sales & Marketing Solutions	140.0	125.2	12%	0%	12%	389.5	355.8	10%	0%	10%
E-Business Solutions	27.5	22.8	21%	0%	21%	100.4	83.2	21%	0%	21%
Supply Management Solutions	16.7	14.2	17%	0%	17%	46.7	40.5	15%	0%	15%

Total U.S.	362.3	335.8	8%	0%	8%	1,248.3	1,164.2	7%	0%	7%

International:
Risk Management Solutions	74.4	66.0	13%	10%	3%	269.3	244.4	10%	8%	2%
Sales & Marketing Solutions	24.4	19.4	26%	10%	16%	70.0	56.4	24%	8%	16%
E-Business Solutions	1.8	1.8	4%	8%	(4)%	7.1	5.5	29%	9%	20%
Supply Management Solutions	1.8	1.2	39%	13%	26%	4.5	4.4	2%	9%	(7)%

Total International	102.4	88.4	16%	10%	6%	350.9	310.7	13%	8%	5%

Total Corporation:
Risk Management Solutions	252.5	239.6	5%	2%	3%	981.0	929.1	6%	2%	4%
Sales & Marketing Solutions	164.4	144.6	14%	2%	12%	459.5	412.2	12%	2%	10%
E-Business Solutions	29.3	24.6	20%	1%	19%	107.5	88.7	21%	0%	21%
Supply Management Solutions	18.5	15.4	19%	1%	18%	51.2	44.9	14%	1%	13%

Total Revenue	$464.7	$424.2	10%	2%	8%	$1,599.2	$1,474.9	8%	1%	7%

Operating Costs:
Operating Expenses	$111.1	$107.2	(4)%			$430.4	$410.9	(5)%
Selling and Administrative Expenses	176.4	159.4	(11)%			671.5	612.7	(10)%
Depreciation and Amortization	17.1	10.7	(59)%			46.6	32.1	(45)%
Restructuring Expense	4.3	1.3	N/M			25.1	25.5	2%

Total Operating Costs	$308.9	$278.6	(11)%			$1,173.6	$1,081.2	(9)%

Capital Expenditures	$2.5	$2.4	(4)%			$13.7	$11.6	(18)%

Additions to Computer Software & Other Intangibles	$17.7	$10.0	(77)%			$58.4	$40.6	(44)%

AFX - After Effects of Foreign Exchange

BFX - Before Effects of Foreign Exchange

N/M - Not Meaningful

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 10

The Dun & Bradstreet Corporation

GAAP Revenue Reconciliation and Detail (unaudited)

On a Continuing Operations Basis - Excluding Italian Real Estate Business

	Quarter Ended December 31, 2007 vs. 2006							Full Year Ended December 31, 2007 vs. 2006
	AFX	Effects	BFX	Traditional/VAPs as a % of Total Customer Solution Sets/Total				AFX	Effects	BFX	Traditional/VAPs as a % of Total Customer Solution Sets/Total
	% Change	of	% Change	2007		2006		% Change	of	% Change	2007		2006
	Fav/ (Unfav)	Foreign Exchange	Fav/ (Unfav)	% Product Line/Total		% Product Line/Total		Fav/(Unfav)	Foreign Exchange	Fav/ (Unfav)	% Product Line/Total		% Product Line/ Total
Revenue:
U.S.:
Risk Management Solutions:
Traditional	4%	0%	4%	75%	37%	75%	39%	5%	0%	5%	77%	44%	76%	45%
VAPs	(1)%	0%	(1)%	25%	12%	25%	13%	1%	0%	1%	23%	13%	24%	14%
Total Risk Management Solutions	3%	0%	3%		49%		52%	4%	0%	4%		57%		59%
Sales & Marketing Solutions:
Traditional	8%	0%	8%	32%	12%	33%	12%	3%	0%	3%	39%	12%	41%	13%
VAPs	14%	0%	14%	68%	26%	67%	25%	14%	0%	14%	61%	19%	59%	18%
Total Sales & Marketing Solutions	12%	0%	12%		38%		37%	10%	0%	10%		31%		31%
E-Business Solutions	21%	0%	21%		8%		7%	21%	0%	21%		8%		7%
Supply Management Solutions	17%	0%	17%		5%		4%	15%	0%	15%		4%		3%
Total U.S. Revenue	8%	0%	8%					7%	0%	7%
International:
Risk Management Solutions:
Traditional	8%	10%	(2)%	80%	58%	83%	62%	5%	8%	(3)%	82%	63%	86%	68%
VAPs	39%	11%	28%	20%	14%	17%	13%	44%	10%	34%	18%	14%	14%	11%
Total Risk Management Solutions	13%	10%	3%		72%		75%	10%	8%	2%		77%		79%
Sales & Marketing Solutions:
Traditional	28%	11%	17%	63%	15%	61%	13%	23%	9%	14%	57%	11%	58%	10%
VAPs	22%	7%	15%	37%	9%	39%	9%	25%	6%	19%	43%	9%	42%	8%
Total Sales & Marketing Solutions	26%	10%	16%		24%		22%	24%	8%	16%		20%		18%
E-Business Solutions	4%	8%	(4)%		2%		2%	29%	9%	20%		2%		2%
Supply Management Solutions	39%	13%	26%		2%		1%	2%	9%	(7)%		1%		1%
Total International Revenue	16%	10%	6%					13%	8%	5%
Total Corporation:
Risk Management Solutions:
Traditional	5%	3%	2%	77%	42%	77%	43%	5%	2%	3%	78%	48%	79%	50%
VAPs	7%	2%	5%	23%	13%	23%	13%	8%	2%	6%	22%	13%	21%	13%
Total Risk Management Solutions	5%	2%	3%		55%		56%	6%	2%	4%		61%		63%
Sales & Marketing Solutions:
Traditional	12%	2%	10%	36%	13%	37%	12%	7%	2%	5%	42%	12%	43%	12%
VAPs	15%	1%	14%	64%	22%	63%	22%	15%	0%	15%	58%	17%	57%	16%
Total Sales & Marketing Solutions	14%	2%	12%		35%		34%	12%	2%	10%		29%		28%
E-Business Solutions	20%	1%	19%		6%		6%	21%	0%	21%		7%		6%
Supply Management Solutions	19%	1%	18%		4%		4%	14%	1%	13%		3%		3%
Total Revenue	10%	2%	8%					8%	1%	7%

AFX - After Effects of Foreign Exchange

BFX - Before Effects of Foreign Exchange

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 11

The Dun & Bradstreet Corporation

Consolidated Statement of Operations for Italian Real Estate Business (unaudited)

	Full Year Ended December 31,
Amounts in millions, except per share data	2007	AFX % Change Fav/(Unfav)	Effects of Foreign Exchange Fav/(Unfav)	BFX % Change Fav/(Unfav)	2006	AFX % Change Fav/(Unfav)	Effects of Foreign Exchange Fav/(Unfav)	BFX % Change Fav/(Unfav)	2005
Revenue	$60.5	7%	9%	(2)%	$56.4	(11)%	(1)%	(10)%	$63.6

Operating Income	$13.6				$8.6				$(0.6)
Non-Operating Income (Expense) - Net	0.3				(0.2)				(0.2)

Income Before Provision for Income Taxes	13.9				8.4				(0.8)
Provision for Income Taxes	5.2				4.7				0.5
Minority Interest Income (Expense)	(3.3)				(1.7)				—

Net Income	$5.4				$2.0				$(1.3)

Diluted EPS	$0.09				$0.03				$(0.02)

Free Cash Flow	$8.5				$13.3				$(0.6)

AFX - After Effects of Foreign Exchange

BFX - Before Effects of Foreign Exchange